_________________________________________________________________________


                                      FORM 8-K

                                   CURRENT REPORT


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported)  April 23, 1996



Commission            Registrant; State of Incorporation;         IRS Employer
File Number           Address; and Telephone Number              Identification
                                                                        No


1-9513                         CMS ENERGY CORPORATION              38-2726431
                              (A Michigan Corporation)
                          Fairlane Plaza South, Suite 1100
                                330 Town Center Drive
                              Dearborn, Michigan 48126
                                   (313) 436-9261


1-5611                         CONSUMERS POWER COMPANY             38-0442310
                              (A Michigan Corporation)
                              212 West Michigan Avenue
                              Jackson, Michigan  49201
                                   (517) 788-1030


_________________________________________________________________________

ITEM 5. OTHER EVENTS

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

Certain oral presentations or answers to questions by CMS Energy Corporation ("CMS Energy") or Consumers Power Company ("Consumers")
(CMS Energy and Consumers, collectively, the "Companies") may contain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), including (without limitation) discussion as to expectations, beliefs, plans, objectives and future financial performance, or assumptions underlying or concerning matters discussed during the presentation or answers. Any matters that are not historical facts, are forward-looking and, accordingly, involve estimates, assumptions, and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Accordingly, this "Safe Harbor" Statement contains additional information about such factors relating to the forward-looking statements, and should be read in conjunction with the oral presentations or answers as contemplated in Section 27A(c)(2) and Section 21E(c)(2) of the Act.

Some important factors that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements include prevailing governmental policies and regulatory actions (including those of the Federal Energy Regulatory Commission and the Michigan Public Service Commission) with respect to rates, industry and rate structure, operation of nuclear power facilities, acquisition and disposal of assets and facilities, operation and construction of plants facilities, natural gas pipeline and storage facilities, recovery of purchased power, decommissioning costs, and present or prospective wholesale and retail competition, among others. The business and profitability of the Companies is also influenced by economic and geographic factors including political and economic risks (particularly those associated with international development and operations), changes in and compliance with environmental laws and policies, weather conditions, competition for retail and wholesale customers, pricing and transportation of commodities, market demand for energy from plants or facilities, inflation, unanticipated development project delays or changes in project costs, capital market conditions, competition for new energy development opportunities, and the ability to secure agreement concerning pending negotiations (particularly for projects in development), among other important factors.

All such factors are difficult to predict, contain uncertainties which may materially affect actual results, and are beyond the control of the CMS Energy or Consumers.

                                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                  CMS ENERGY CORPORATION



Dated:  April 23, 1996            By:  A M Wright
                                       _____________________________
                                       Alan M. Wright
                                       Senior Vice President, Chief Financial
                                          Officer and Treasurer




                                  CONSUMERS POWER COMPANY



Dated:  April 23, 1996            By:  A M Wright
                                       _____________________________
                                       Alan M. Wright
                                       Senior Vice President and Chief
                                          Financial Officer